UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 6, 2024

ELI LILLY AND COMPANY
(Exact Name of Registrant as Specified in its Charter)

Indiana	001-06351	35-0470950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Lilly Corporate Center
Indianapolis,	Indiana	46285
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (317) 276-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (no par value)	LLY	New York Stock Exchange
7 1/8% Notes due 2025	LLY25	New York Stock Exchange
1.625% Notes due 2026	LLY26	New York Stock Exchange
2.125% Notes due 2030	LLY30	New York Stock Exchange
0.625% Notes due 2031	LLY31	New York Stock Exchange
0.500% Notes due 2033	LLY33	New York Stock Exchange
6.77% Notes due 2036	LLY36	New York Stock Exchange
1.625% Notes due 2043	LLY43	New York Stock Exchange
1.700% Notes due 2049	LLY49A	New York Stock Exchange
1.125% Notes due 2051	LLY51	New York Stock Exchange
1.375% Notes due 2061	LLY61	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Eli Lilly and Company (the “Company”) annual meeting of shareholders (the “2024 Annual Meeting”) was held on May 6, 2024. The total number of shares of the Company's common stock voted in person or by proxy at the 2024 Annual Meeting was 856,671,228, representing approximately 90% of the 950,766,100 shares that were outstanding and entitled to vote as of February 28, 2024, the record date of the 2024 Annual Meeting. Voting results for each matter submitted to a vote at the 2024 Annual Meeting are provided below.

a)    The four nominees for director were elected to serve three-year terms ending at the Company's annual meeting of shareholders in 2027, as follows:

Nominee	For	Against	Abstain	Broker Nonvote
Katherine Baicker, Ph.D.	768,750,015	4,790,679	874,425	82,256,109
J. Erik Fyrwald	707,022,149	66,489,475	903,495	82,256,109
Jamere Jackson	756,573,062	16,842,872	999,185	82,256,109
Gabrielle Sulzberger	758,868,317	14,553,438	993,364	82,256,109

b)    By the following vote, the shareholders approved, on an advisory basis, the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Nonvote
734,022,954	38,576,757	1,815,408	82,256,109

c)    The appointment of Ernst & Young LLP as the Company's independent auditor for 2024 was ratified by the following shareholder vote:

For	Against	Abstain
819,656,263	35,914,315	1,100,650

d)    The proposal to amend the Company's Articles of Incorporation (the “Articles”) to eliminate the classified board structure did not receive the required vote of 80% of outstanding shares. The shareholders voted as follows:

For	Against	Abstain	Broker Nonvote
666,456,836	106,518,999	1,439,284	82,256,109

e)    The proposal to amend the Articles to eliminate supermajority voting provisions did not receive the required vote of 80% of outstanding shares. The shareholders voted as follows:

For	Against	Abstain	Broker Nonvote
665,237,870	108,058,286	1,118,963	82,256,109

f)    By the following vote, a shareholder proposal requesting publication of an annual report disclosing lobbying activities was not approved:

For	Against	Abstain	Broker Nonvote
194,184,250	567,382,406	12,848,463	82,256,109

g)    By the following vote, a shareholder proposal requesting a report on the effectiveness of the Company's diversity, equity, and inclusion efforts was not approved:

For	Against	Abstain	Broker Nonvote
183,128,839	586,886,679	4,399,601	82,256,109

h)    By the following vote, a shareholder proposal requesting to establish and report on a process by which the impact of extended patent exclusivities on product access would be considered in deciding whether to apply for secondary and tertiary patents was not approved:

For	Against	Abstain	Broker Nonvote
68,370,561	699,538,270	6,506,288	82,256,109

i)    By the following vote, a shareholder proposal for the Company to adopt a comprehensive human rights policy was not approved:

For	Against	Abstain	Broker Nonvote
77,058,700	691,658,094	5,698,325	82,256,109

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELI LILLY AND COMPANY
(Registrant)

By:	/s/ Anat Hakim
Name:	Anat Hakim
Title:	Executive Vice President, General Counsel and Secretary
Date:	May 9, 2024